NUVEEN FUNDS

NOTICE OF CONTINUANCE OF INVESTMENT SUB-ADVISORY AGREEMENTS

WHEREAS, Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Manager “) and Nuveen Asset Management, LLC, a Delaware limited liability company (the “Sub-Adviser”) have entered into Sub-Advisory Agreements (the “Agreements”), pursuant to which the Sub-Adviser furnishes investment advisory services to the funds listed on Schedule A (the “Funds”); and

WHEREAS, pursuant to the terms of the Agreements, the Agreements shall continue in force from year to year, provided that such continuance is specifically approved for each Fund (as defined in each Agreement) at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder.

NOW THEREFORE, this Notice memorializes between the parties that the Board of Directors/Trustees of each Fund, including the independent Directors/Trustees, at a meeting called in part for the purpose of reviewing the Agreements, have approved the continuance of the Agreements with respect to each Fund until July 31, 2027, in the manner required by the Investment Company Act of 1940.

Dated as of August 1, 2026

NUVEEN FUND ADVISORS, LLC

		By:	/s/ John M. McCann
		Its:	Senior Managing Director

Attest:	/s/ Celeste Clayton
Assistant Secretary

NUVEEN ASSET MANAGEMENT, LLC

		By:	/s/ Lucas Satre
		Its:	Managing Director

Attest:	/s/ Mark Czarniecki
Assistant Secretary

Schedule A

Closed-End Fund/ticker	Date of Contract	Date of Renewal
Nuveen AMT-Free Municipal Credit Income Fund (NVG)	4-11-16	8-1-26
Nuveen AMT-Free Municipal Value Fund (NUW)	10-1-14	8-1-26
Nuveen AMT-Free Quality Municipal Income Fund (NEA)	10-1-14	8-1-26
Nuveen Arizona Quality Municipal Income Fund (NAZ)	10-1-14	8-1-26
Nuveen California AMT-Free Quality Municipal Income Fund (NKX)	10-1-14	8-1-26
Nuveen California Municipal Value Fund (NCA)	10-1-14	8-1-26
Nuveen California Quality Municipal Income Fund (NAC)	10-1-14	8-1-26
Nuveen Core Equity Alpha Fund (JCE)	10-26-20	8-1-26
Nuveen Core Plus Impact Fund (NPCT)	3-15-21	8-1-26
Nuveen Credit Strategies Income Fund (JQC)	12-31-20	8-1-26
Nuveen Dynamic Municipal Opportunities Fund (NDMO)	7-10-20	8-1-26
Nuveen Floating Rate Income Fund (JFR)	12-31-20	8-1-26
Nuveen Global High Income Fund (JGH)	11-7-14	8-1-26
Nuveen Massachusetts Quality Municipal Income Fund (NMT)	10-1-14	8-1-26
Nuveen Minnesota Quality Municipal Income Fund (NMS)	10-6-14	8-1-26
Nuveen Multi-Asset Income Fund (NMAI)	9-24-21	8-1-26
Nuveen Multi-Market Income Fund (JMM)	11-19-14	8-1-26
Nuveen Municipal Credit Income Fund (NZF)	4-11-16	8-1-26
Nuveen Municipal Credit Opportunities Fund (NMCO)	8-8-19	8-1-26
Nuveen Municipal High Income Opportunity Fund (NMZ)	10-1-14	8-1-26
Nuveen Municipal Income Fund, Inc. (NMI)	10-1-14	8-1-26
Nuveen Municipal Value Fund, Inc. (NUV)	10-1-14	8-1-26
Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX)	12-5-14	8-1-26
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)	10-1-14	8-1-26
Nuveen New York Municipal Value Fund (NNY)	10-1-14	8-1-26
Nuveen New York Quality Municipal Income Fund (NAN)	10-1-14	8-1-26
Nuveen Preferred & Income Opportunities Fund (JPC)	10-1-14	8-1-26
Nuveen Quality Municipal Income Fund (NAD)	10-1-14	8-1-26
Nuveen Real Asset Income and Growth Fund (JRI)	10-1-14	8-1-26
Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	12-1-14	8-1-26
Nuveen Select Maturities Municipal Fund (NIM)	10-1-14	8-1-26
Nuveen Select Tax-Free Income Portfolio (NXP)	10-1-14	8-1-26
Nuveen Taxable Municipal Income Fund (NBB)	10-1-14	8-1-26
Nuveen Variable Rate Preferred & Income Fund (NPFD)	10-1-21	8-1-26
Nuveen Virginia Quality Municipal Income Fund (NPV)	10-1-14	8-1-26

INTERVAL FUNDS	Date of Contract	Date of Renewal
Nuveen Enhanced High Yield Municipal Bond Fund	1-13-20	8-1-26
Nuveen Enhanced CLO Income Fund	12-5-24	8-1-26

OPEN-END FUNDS

REGISTRANT	FUND	Date of Contract	Date of Renewal
NUVEEN	Nuveen All-American Municipal Bond Fund	10-1-14	8-1-26
MUNICIPAL	Nuveen High Yield Municipal Bond Fund	10-1-14	8-1-26
TRUST	Nuveen Intermediate Duration Municipal Bond Fund	10-1-14	8-1-26

	Nuveen Limited Term Municipal Bond Fund	10-1-14	8-1-26
	Nuveen Short Duration High Yield Municipal Bond Fund	10-1-14	8-1-26
	Nuveen Strategic Municipal Opportunities Fund	12-16-14	8-1-26

NUVEEN	Nuveen Arizona Municipal Bond Fund	10-1-14	8-1-26
MULTI-STATE	Nuveen Colorado Municipal Bond Fund	10-1-14	8-1-26
TRUST I	Nuveen Maryland Municipal Bond Fund	10-1-14	8-1-26
	Nuveen New Mexico Municipal Bond Fund	10-1-14	8-1-26
	Nuveen Pennsylvania Municipal Bond Fund	10-1-14	8-1-26
	Nuveen Virginia Municipal Bond Fund	10-1-14	8-1-26

NUVEEN	Nuveen California High Yield Municipal Bond Fund	10-1-14	8-1-26
MULTI-STATE	Nuveen California Municipal Bond Fund	10-1-14	8-1-26
TRUST II	Nuveen Connecticut Municipal Bond Fund	10-1-14	8-1-26
	Nuveen Massachusetts Municipal Bond Fund	10-1-14	8-1-26
	Nuveen New Jersey Municipal Bond Fund	10-1-14	8-1-26
	Nuveen New York Municipal Bond Fund	10-1-14	8-1-26

NUVEEN	Nuveen Georgia Municipal Bond Fund	10-1-14	8-1-26
MULTI-STATE	Nuveen Louisiana Municipal Bond Fund	10-1-14	8-1-26
TRUST III	Nuveen North Carolina Municipal Bond Fund	10-1-14	8-1-26

NUVEEN	Nuveen Kansas Municipal Bond Fund	10-1-14	8-1-26
MULTI-STATE	Nuveen Kentucky Municipal Bond Fund	10-1-14	8-1-26
TRUST IV	Nuveen Michigan Municipal Bond Fund	10-1-14	8-1-26
	Nuveen Missouri Municipal Bond Fund	10-1-14	8-1-26
	Nuveen Ohio Municipal Bond Fund	10-1-14	8-1-26
	Nuveen Wisconsin Municipal Bond Fund	10-1-14	8-1-26

NUVEEN INVESTMENT TRUST	Nuveen Global Equity Income Fund	12-31-21	8-1-26
	Nuveen Large Cap Value Opportunities Fund f/k/a Nuveen Large Cap Value Fund	12-31-21	8-1-26
	Nuveen Multi Cap Value Fund	12-31-21	8-1-26
	Nuveen Small/Mid Cap Value Fund	12-31-21	8-1-26
	Nuveen Small Cap Value Opportunities Fund	12-31-21	8-1-26

NUVEEN	Nuveen Dividend Growth Fund	12-31-21	8-1-26
INVESTMENT TRUST II	Nuveen Equity Long/Short Fund	10-15-14	8-1-26
	Nuveen Global Dividend Growth Fund	12-31-21	8-1-26
	Nuveen International Value Fund	12-31-21	8-1-26

NUVEEN	Nuveen Floating Rate Income Fund	12-31-20	8-1-26
INVESTMENT	Nuveen High Yield Income Fund	12-31-20	8-1-26
TRUST III

NUVEEN	Nuveen Flexible Income Fund	12-31-21	8-1-26
INVESTMENT	Nuveen Global Real Estate Securities Fund	3-20-18	8-1-26
TRUST V	Nuveen Preferred Securities and Income Fund	10-1-14	8-1-26

REGISTRANT	FUND	Date of Contract	Date of Renewal

NUVEEN	Municipal Total Return Managed Accounts Portfolio	10-1-14	8-1-26
MANAGED	Nuveen Impact Bond Completion Managed Accounts Portfolio f/k/a Nuveen Core Impact Bond Managed Accounts Portfolio	7-9-20	8-1-26
ACCOUNTS	Nuveen Emerging Markets Debt Managed Accounts Portfolio	11-1-22	8-1-26
PORTFOLIOS	Nuveen High Yield Managed Accounts Portfolio	11-1-22	8-1-26
TRUST	Nuveen Preferred Securities and Income Managed Accounts Portfolio	11-1-22	8-1-26
	Nuveen Securitized Credit Managed Accounts Portfolio	11-1-22	8-1-26
	Nuveen Ultra Short Municipal Managed Accounts Portfolio	2-29-24	8-1-26

NUVEEN	Nuveen Credit Income Fund f/k/a Nuveen High Income Bond Fund	10-1-14	8-1-26
INVESTMENT	Nuveen Dividend Value Fund	10-1-14	8-1-26
FUNDS, INC.	Nuveen Global Infrastructure Fund	10-1-14	8-1-26
	Nuveen Large Cap Select Fund	10-1-14	8-1-26
	Nuveen Small/Mid Cap Growth Opportunities Fund f/k/a Nuveen Mid Cap Growth Opportunities Fund	10-1-14	8-1-26
	Nuveen Mid Cap Value Opportunites Fund f/k/a Nuveen Mid Cap Value 1 Fund	10-1-14	8-1-26
	Nuveen Minnesota Intermediate Municipal Bond Fund	10-1-14	8-1-26
	Nuveen Minnesota Municipal Bond Fund	10-1-14	8-1-26
	Nuveen Nebraska Municipal Bond Fund	10-1-14	8-1-26
	Nuveen Oregon Intermediate Municipal Bond Fund	10-1-14	8-1-26
	Nuveen Real Asset Income Fund	10-1-14	8-1-26
	Nuveen Real Estate Securities Fund	10-1-14	8-1-26
	Nuveen Short Term Municipal Bond Fund	10-1-14	8-1-26
	Nuveen Small Cap Growth Opportunities Fund	10-1-14	8-1-26
	Nuveen Small Cap Select Fund	10-1-14	8-1-26
	Nuveen Small Cap Value Fund	10-1-14	8-1-26
	Nuveen Strategic Income Fund	10-1-14	8-1-26

EXCHANGE-TRADED FUNDS

REGISTRANT	FUND	Date of Contract	Date of Renewal
NUSHARES	Nuveen Growth Opportunities ETF	9-15-21	8-1-26
ETF TRUST	Nuveen Core Plus Bond ETF	3-6-24	8-1-26
	Nuveen Preferred and Income ETF	3-6-24	8-1-26
	Nuveen Ultra Short Income ETF	3-6-24	8-1-26
	Nuveen AA-BBB CLO ETF	12-3-24	8-1-26
	Nuveen High Yield Municipal Income ETF	1-22-25	8-1-26
	Nuveen Municipal Income ETF	1-22-25	8-1-26